EXHIBIT 10.6













                    KEY EMPLOYEES' DEFERRED

                     COMPENSATION PROGRAM

                              OF

                      THE PITTSTON COMPANY



                     _______________________

                     As Amended and Restated

                       as of July 1, 1994
                     _______________________

                            TABLE OF CONTENTS


PREAMBLE                                                         1

ARTICLE I         DEFINITIONS                                    2

ARTICLE II        ADMINISTRATION                                 4

  SECTION 1         AUTHORIZED SHARES                            4

  SECTION 2         ADMINISTRATION                               5


ARTICLE III       DEFERRAL OF CASH INCENTIVE PAYMENTS            5

  SECTION 1         DEFINITION                                   5

  SECTION 2         ELIGIBILITY                                  5

  SECTION 3         DEFERRAL OF CASH INCENTIVE PAYMENTS          6

  SECTION 4         ALLOCATION OF DEFERRED AMOUNTS
                    BETWEEN MINERAL UNITS AND SERVICES
                    UNITS                                        6

  SECTION 5         IRREVOCABILITY OF ELECTION                   7

  SECTION 6         CONVERSION TO UNITS                          7

  SECTION 7         ADJUSTMENTS                                  8

  SECTION 8         DIVIDENDS AND DISTRIBUTIONS                  8

  SECTION 9         ALLOCATION OF UNITS
                    AS OF JULY 1, 1994                           9

  SECTION 10        MINIMUM DISTRIBUTION                         9


ARTICLE IV        DEFERRAL OF SALARY                            10

  SECTION 1         DEFINITIONS                                 10

  SECTION 2         ELIGIBILITY                                 10

  SECTION 3         DEFERRAL OF SALARY                          11

  SECTION 4         ALLOCATION OF DEFERRED SALARY
                    BETWEEN MINERALS UNITS AND
                    SERVICES UNITS                              12

  SECTION 5         IRREVOCABILITY OF ELECTION                  12

  SECTION 6         CONVERSION TO UNITS                         13

  SECTION 7         ADJUSTMENTS                                 15

  SECTION 8         DIVIDENDS AND DISTRIBUTIONS                 16

  SECTION 9         MINIMUM DISTRIBUTION                        17


ARTICLE V   SUPPLEMENTAL SAVINGS PLAN                           18

  SECTION 1         DEFINITIONS                                 18

  SECTION 2         ELIGIBILITY                                 19

  SECTION 3         DEFERRAL OF COMPENSATION                    20

  SECTION 4         MATCHING CONTRIBUTIONS                      21

  SECTION 5         ALLOCATION OF DEFERRED AMOUNTS
                    BETWEEN MINERAL UNITS AND SERVICES
                    UNITS                                       22

  SECTION 6         IRREVOCABILITY OF ELECTION                  22

  SECTION 7         CONVERSION TO UNITS                         23

  SECTION 8         ADJUSTMENTS                                 26

  SECTION 9         DIVIDENDS AND DISTRIBUTIONS                 26


ARTICLE VI        DISTRIBUTIONS                                 27

  SECTION 1         PAYMENTS ON TERMINATION OF
                    EMPLOYMENT                                  27

  SECTION 2         IN-SERVICE DISTRIBUTIONS                    28


ARTICLE VII       DESIGNATION OF BENEFICIARY                    29

ARTICLE VIII      MISCELLANEOUS                                 31

  SECTION 1         NONTRANSFERABILITY OF BENEFITS              31

  SECTION 2         NOTICES                                     31

  SECTION 3         LIMITATION ON RIGHTS OF EMPLOYEE            32

  SECTION 4         NO CONTRACT OF EMPLOYMENT                   32

  SECTION 5         WITHHOLDING                                 33

  SECTION 6         AMENDMENT AND TERMINATION                   33

          Key Employees' Deferred Compensation Program of
                       The Pittston Company
                     As Amended and Restated
                        As of July 1, 1994


                                PREAMBLE

            The Key Employees' Deferred Compensation Program of The Pittston Company (the "Program"), as amended and restated as of July 1, 1994, is intended to be a con-tinuation and expansion of the Key Employees Deferred Payment Program of The Pittston Company. The expanded Program is intended to provide an opportunity to certain employees to defer receipt of (a) all or part of their cash incentive payments awarded under the Key Employees Incentive Plan of The Pittston Company, (b) up to 50% of their base salary, and (c) any or all amounts that are prevented from being deferred as a matched contribution (and the related matching contribution) under The Savings-Investment Plan of The Pittston Company and its Subsidiaries as a result of limitations imposed by Sections 401(a)(17), 401(k)(3), 402(g) and 415 of the Internal Revenue Code of 1986, as amended.
            The Program is an unfunded plan maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees, within the meaning of Section 201(2) of the Employee Retirement Income Security Act of 1974, as amended.

                           ARTICLE I
                          Definitions

            Wherever used in the Program, the following terms shall have the meanings indicated:
            Code: The Internal Revenue Code of 1986, as amended from time to time.
            Committee:  The Compensation and Benefits
Committee of the Company's Board of Directors, which shall consist of members of the Board of Directors who qualify as "disinterested persons" as described in Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended.
            Company:  The Pittston Company.
            Employee: Any resident of the United States of America who is in the employ of the Company or a Subsidiary whose principal place of business is located in the United States of America.
            Incentive Account: The account maintained by the Company for an Employee to document the amounts deferred under the Program by such Employee and any other amounts credited hereunder and the Units into which such amounts shall be converted.
            Minerals Stock: Pittston Minerals Group Common Stock, par value $1.00 per share.
            Minerals Unit: The equivalent of one share of Minerals Stock credited to an Employee's Incentive Account.
            Program:  This Key Employees' Deferred
Compensation Program of The Pittston Company, as in effect from time to time.
            Services Stock: Pittston Services Group Common Stock, par value $1.00 per share.
            Services Unit: The equivalent of one share of Services Stock credited to an Employee's Incentive Account.
            Shares: Minerals Stock or Services Stock, as the case may be.
            Subsidiary: Any corporation incorporated in the United States of America more than 80% of the outstanding voting stock of which is owned by the Company, by the Company and one or more Subsidiaries or by one or more Subsidiaries.
            Unit: A Services Unit or Minerals Unit, as the case may be.
            Year: (a) With respect to the benefits provided pursuant to Article III, the calendar year, and (b) with respect to the benefits provided pursuant to Articles IV and V, the six-month period from July 1, 1994, through December 31, 1994, and thereafter, the calendar year; provided, however, that if a newly-hired Employee becomes eligible to participate in the benefits provided pursuant to Articles IV and/or V, on a day other than the first day of the Year, the Year for purposes of Articles IV and V shall be the portion of the calendar year during which the Employee is first eligible to participate in the benefits provided thereunder.

                          ARTICLE II
                        Administration

            SECTION 1. Authorized Shares. The maximum number of Units that may be credited hereunder is 100,000 Minerals Units and 250,000 Services Units. The number of Shares of each class that may be issued or otherwise distributed hereunder will be equal to the number of Units (of each class) that may be credited hereunder.
            In the event of any change in the number of shares of Minerals Stock and/or Services Stock outstanding by reason of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, any distribution to common shareholders other than cash divi-dends, or any exchange of Minerals Stock for Services Stock, a corresponding adjustment shall be made to the number or kind of shares that may be deemed issued under the Program by the Committee. Such adjustment shall be conclusive and binding for all purposes of the Program.
            SECTION 2. Administration. The Committee is authorized to construe the provisions of the Program and to make all determinations in connection with the adminis-tration of the Program including, but not limited to, the Employees who are eligible to participate in the benefits provided under Article III. All such determinations made by the Committee shall be final, conclusive and binding on all parties, including Employees participating in the Program.

                          ARTICLE III
                Deferral of Cash Incentive Payments

            SECTION 1.  Definitions.  Whenever used in this
Article III, the following terms shall have the meanings indicated:
                  Cash Incentive Payment: A cash incentive payment awarded to an Employee for any Year under the Incentive Plan.
                  Incentive Plan:  The Key Employees Incentive
      Plan of The Pittston Company, as in effect from time to time or any successor thereto.
            SECTION 2. Eligibility. The Committee shall designate the key management, professional or technical Employees who may defer all or part of their Cash Incentive Payments for any Year pursuant to this Article III.
            SECTION 3. Deferral of Cash Incentive Payments. Each Employee whom the Committee has selected to be eligible to defer a Cash Incentive Payment for any Year pursuant to this Article III may make an election to defer all or part
(in multiples of 10%) of any Cash Incentive Payment which may be made to him or her for such Year. Such Employee's election for any Year shall be made prior to January 1 of such Year. An Incentive Account (which may be the same Incentive Account established pursuant to Articles IV and/or
V) shall be established for each Employee making such election and Units in respect of such deferred payment shall be credited to such Incentive Account as provided in
Section 6 below.
            SECTION 4. Allocation of Deferred Amounts Between Mineral Units and Services Units. Unless the Committee otherwise determines prior to the November 15 next preceding any Year, each Employee who elects to defer a Cash Incentive Payment shall specify what portion (in multiples of 10%) of such deferred Cash Incentive Payment shall be converted into Minerals Units and Services Units in accordance with
Section 6 of this Article III. Notice of any determination by the Committee pursuant to this Section 4 with respect to any Year shall be given prior to December 15 of the next preceding Year to each Employee participating in the benefits provided pursuant to this Article III for such Year.
            SECTION 5.  Irrevocability of Election.  An
election to defer Cash Incentive Payments and the allocation of the deferred amounts between Minerals Units and Services Units under the Program for any Year shall be irrevocable after the first day of such Year.
            SECTION 6. Conversion to Units. The amount of an Employee's deferred Cash Incentive Payment for any Year shall be converted to Services Units and/or Minerals Units in accordance with such Employee's election for such Year and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in respect of which the Cash Incentive Payment was made. The number (computed to the fourth decimal place) of Units so credited shall be determined by dividing the aggregate amount credited to the Employees' Incentive Account for such Year by the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month of December of the Year immediately prior to the crediting of Units.
            SECTION 7. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, any distribution to common shareholders other than cash dividends or any exchange of Minerals Stock for Services Stock.
            SECTION 8. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Minerals Stock or Services Stock, the Incentive Account of each Employee will be credited with an additional number of Minerals Units and/or Services Units equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the fourth decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive Account on the payment date for such dividend or distribution based on the number of shares of the class giving rise to the dividend or distribution represented by Units in such Incentive Account as of such date and assuming the amount of such dividend or value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribu-tion in property will be determined by the Committee.
            SECTION 9. Allocation of Units as of July 1, 1994. As of July 1, 1994, the number of Units credited to an Employee's Incentive Account shall be equal to the number of Units credited to his Incentive Account as of June 30, 1994, under the Key Employees Deferred Payment Program of
The Pittston Company.
            SECTION 10. Minimum Distribution. Distributions shall be made in accordance with Article VI; provided, however, that the aggregate value of the Minerals Stock and/or Services Stock and cash distributed to an Employee
(and his or her beneficiaries) in respect of all Units standing to his or her credit in his or her Incentive
Account attributable to deferrals of Cash Incentive Payments shall not be less than the aggregate amount of Cash
Incentive Payments and dividends (credited to his Incentive Account pursuant to Section 8) in respect of which such Units were initially so credited. The value of the Minerals Stock and Services Stock so distributed shall be considered equal to the average of the high and low per share quoted sale prices of Services Stock and/or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for the last trading day of the month preceding the month of distribution.

                         ARTICLE IV

                      Deferral of Salary

            SECTION 1.  Definitions.  Wherever used in this
Article IV, the following term shall have the meaning indicated:
                  Salary: The base salary paid to an Employee by the Company or a Subsidiary for personal services determined prior to reduction for any contribution made on a salary reduction basis.
            SECTION 2.  Eligibility.  An Employee may
participate in the benefits provided pursuant to this
Article IV for any Year if his or her Salary (on an an-nualized basis) as of the preceding December 31 (June 30 for the 1994 year) is at least equal to $150,000 (as adjusted for Years after 1994 to reflect the limitation in effect under Code Section 401(a)(17) for the Year in which the Employee's election to participate is filed). Notwith-standing the foregoing, a newly hired Employee is eligible to defer a portion of his or her Salary during his or her initial Year of employment if his or her Salary (on an annualized basis) in effect on his or her first day of employment with the Company or a Subsidiary will exceed the threshold amount determined pursuant to Code
Section 401(a)(17) for his or her initial calendar year of employment.
            Except as otherwise provided by the Committee, an Employee who is eligible to defer a portion of his or her Salary shall continue to be so eligible unless his or her Salary for any Year (on an annualized basis) is less than $150,000, in which case he or she shall be ineligible to participate in the benefits provided under this Article IV until his or her Salary again exceeds the threshold amount determined pursuant to Code Section 401(a)(17) for the Year prior to the Year of participation.
            SECTION 3. Deferral of Salary. Each Employee who is eligible to defer Salary for any Year pursuant to this
Article IV may elect to defer up to 50% (in multiples of 5%) of his or her Salary for such Year; provided, however, that in the case of a newly hired Employee who is eligible to participate for his or her initial Year of employment, only up to 50% of Salary earned after he or she files a deferral election with the Committee may be deferred. Such
Employee's initial election for any Year shall be made prior to the first day of such Year or within 30 days after his or her initial date of employment, if later. Such election shall remain in effect for subsequent Years unless and until a new election is filed with the Committee by the December 31 preceding the Year for which the new election is to be effective. An Incentive Account (which may be the same Incentive Account established pursuant to Articles III and/or V) shall be established for each Employee making such election and such Incentive Account shall be credited as of the last day of each month with the dollar amount of deferred Salary for such month pursuant to such election. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 6 below.
            SECTION 4. Allocation of Deferred Salary Between Minerals Units and Services Units. Unless the Committee otherwise determines prior to the November 15 next preceding any Year, each Employee who elects to defer a portion of his or her Salary shall specify what portion (in multiples of 10%) of such deferred Salary shall be converted into Minerals Units and Services Units in accordance with
Section 6 of this Article IV. Notice of any determination by the Committee pursuant to this Section 4 with respect to any Year shall be given prior to December 15 of the next preceding Year to each Employee participating in the bene-fits provided pursuant to this Article IV for such Year.
            SECTION 5.  Irrevocability of Election.  An
election to defer Salary and the allocation of the deferred Salary between Minerals Units and Services Units under the Program for any Year shall be irrevocable after the first day of such Year or after 30 days after his or her initial date of employment, if later.
            SECTION 6. Conversion to Units. The amount of an Employee's deferred Salary for any Year shall be converted to Services Units and/or Minerals Units in accordance with such Employee's election for such Year and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in which such Salary was earned.
The number (computed to the fourth decimal place) of Units so credited shall be determined by dividing the aggregate amount of all such deferred Salary for such Year by the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Trans-action Tape for each trading day during the Year immediately prior to the crediting of Units.
            In addition, an additional number of Units shall be credited to an Employee's Incentive Account as of the January 1 next following such Year in the event a dividend or other distribution is paid with respect to shares of Minerals Stock or Services Stock during the Year. The number of additional Units shall be equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the fourth decimal place), that could have been purchased if (a) the number of Minerals Units and Services Units credited to the Employee's Incentive Account for the Year pursuant to the preceding paragraph had been credited ratably throughout the Year, (b) the dividend or other distribution had been paid to the Incentive Account on the payment date based on the number of Shares of the class giving rise to such dividend or distribution represented by the Units credited pursuant to (a) above had a ratable number of Units been credited on the record date for the dividend or distribution, and (c) such dividend or the value of such distribution had been used to acquire additional
Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any distribu-tion in property will be determined by the Committee.
            Upon the Employee's termination of employment, any cash amounts not converted into Units credited to his or her Incentive Account in dollars shall be converted into Services Units and/or Minerals Units in accordance with the Employee's election for the Year of termination in the manner described in the first paragraph of this Section 6 based on the quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for each trading day during the portion of the Year preceding the month of termination. Such Employee's Incentive Account shall also be credited with an additional number of Units in the event a dividend or other distribution is paid with respect to shares of Minerals Stock or Services Stock during the Year prior to his or her termination of employment. The additional number of Units shall be determined in accordance with the second paragraph of this Section 6 assuming that the number of Minerals Units and Services Units credited to his or her Incentive Account during the Year as a result of his or her termination of employment had been credited ratably during the portion of the Year preceding his or her termination.
            SECTION 7. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, or any distribution to common shareholders other than cash dividends or any exchange of Minerals Stock for Services Stock.
            SECTION 8. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Minerals Stock or Services Stock, the Incentive Account of each Employee will be credited with an additional number of Minerals Units and/or Services Units equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the fourth decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive Account on the payment date for such dividend or distribution based on the number of shares of the class giving rise to the dividend or distribution represented by the Units in such Incentive Account as of such date and assuming the amount of such dividend or value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any dis-tribution in property will be determined by the Committee.
            SECTION 9. Minimum Distribution. Distributions shall be made in accordance with Article VI; provided, however, the aggregate value of the Minerals Stock and/or Services Stock and cash distributed to an Employee (and his or her beneficiaries) in respect of all Units standing to his or her credit in his or her Incentive Account attribut-able to the deferral of Salary and dividends (credited to his Incentive Account pursuant to Sections 6 and 8) shall not be less than the aggregate amount of Salary in respect of which such Units were initially so credited. The value of the Minerals Stock and Services Stock so distributed shall be considered equal to the average of the high and low per share quoted sale prices of Services Stock and/or
Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape for the last trading day of the month preceding the month of distribution.

                           ARTICLE V
                    Supplemental Savings Plan

            SECTION 1.  Definitions.  Whenever used in this
Article V, the following terms shall have the meanings indicated:
                  Compensation: The regular wages received during any pay period by an Employee while a participant in the Savings Plan for services rendered to the Company or any Subsidiary that participates in the Savings Plan, including any commissions or bonuses, but excluding any overtime or premium pay, living or other expense allowances, or contributions by the Company or such Subsidiaries to any plan of deferred compensation, and determined without regard to the application of any salary reduction election under the Savings Plan. Bonuses paid pursuant to the Incentive Plan shall be considered received in the Year in which they are payable whether or not such bonus is deferred pursuant to Article III hereof.
                  Incentive Plan:  The Key Employees Incentive
      Plan of The Pittston Company, as in effect from time to time or any successor thereto.
                  Matching Contributions: Amounts allocated to an Employee's Incentive Account pursuant to Section 4 of this Article V.
                  Salary: The base salary paid to an Employee by the Company or a Subsidiary for personal services determined prior to reduction for any contribution made on a salary reduction basis.
                  Savings Plan: The Savings-Investment Plan of The Pittston Company and Its Subsidiaries, as in effect from time to time.
            SECTION 2.  Eligibility.  An Employee may
participate in the benefits provided pursuant to this
Article V for any Year if his or her Salary (on an annualized basis) as of the preceding December 31 (June 30 for the 1994 Year) is at least equal to $150,000 (as adjusted for Years after 1994 to reflect the limitation in effect under Code Section 401(a)(17) for the Year in which the Employee's election to participate is filed). Not-withstanding the foregoing, a newly hired Employee is eligible to participate in the benefits provided pursuant to this Article V if his or her Salary (on an annualized basis) in effect on his or her first day of employment with the Company or a Subsidiary will exceed the threshold amount determined pursuant to Code Section 401(a)(17) for his or her initial calendar year of employment.
            Except as otherwise provided by the Committee, an Employee who is eligible to participate in the benefits provided pursuant to this Article V shall continue to be so eligible unless his or her Salary for any Year is less than $150,000, in which case he or she shall be ineligible to participate in the benefits provided under this Article V until his or her Salary again exceeds the threshold amount determined pursuant to Code Section 401(a)(17) for the Year prior to the Year of participation.
            SECTION 3. Deferral of Compensation. Effective July 1, 1994, each Employee who is not permitted to defer the maximum percentage of his or her Compensation that may be contributed as a matched contribution under the Savings
Plan for any Year as a result of limitations imposed by Sections 401(a)(17), 401(k)(3), 402(g) and/or 415 of the
Code may elect to defer all or part of the excess of
(a) such maximum percentage (five percent for 1994) of his or her Compensation for the calendar year (without regard to any limitation on such amount imposed by Code Section 401(a)(17)) over (b) the amount actually contributed on his or her behalf under the Savings Plan for such calendar year as a matched contribution; provided, however, that with respect to the 1994 Year, only Compensation paid after July 1, 1994, may be deferred. In order to be permitted to defer any portion of his or her Compensation pursuant to this Section 3 of Article V, the Employee must elect to defer the maximum amount permitted as a matched contribution for the calendar year under the Savings Plan. Such
Employee's initial election hereunder for any Year shall be made prior to the first day of such Year or prior to the date on which he or she is first eligible to participate in the Savings Plan, if later. Such election shall remain in effect for subsequent Years unless and until a new election is filed with the Committee by the December 31 preceding the Year for which the new election is to be effective. An Incentive Account (which may be the same Incentive Account established pursuant to Articles III and/or IV) shall be established for each Employee making such election and such Incentive Account shall be credited as of the last day of each month with the dollar amount of the Compensation deferred for such month pursuant to such election. Units in respect of such amounts shall be credited to such Incentive Account as provided in Section 7 below.
            SECTION 4. Matching Contributions. Each Employee who elects to defer a portion of his or her Compensation for a Year pursuant to Section 3 of this Article III shall have allocated to his or her Incentive Account a Matching Con-tribution equal to the rate of matching contributions in effect for such Employee under the Savings Plan for such Year multiplied by the amount elected to be deferred pur-suant to Section 3 above for each month in such Year. The dollar amount of each Employee's Matching Contributions for each month shall be credited to his or her Incentive Account as of the last day of each month.
            SECTION 5. Allocation of Deferred Amounts Between Minerals Units and Services Units. Unless the Committee otherwise determines prior to the November 15 next preceding any Year, each Employee who elects to defer Compensation shall specify what portion (in multiples of 10%) of such deferred Compensation shall be converted into Minerals Units and Services Units in accordance with Section 7 of this
Article V. Matching Contributions shall be allocated between Minerals Units and Services Units in the same pro-portion as deferrals of Compensation. Notice of any determination by the Committee pursuant to this Section 5 with respect to any Year shall be given prior to December 15 of the next preceding Year to each Employee participating in the benefits provided pursuant to this Article V for such Year.
            SECTION 6.  Irrevocability of Election.  An
election to defer amounts and the allocation of the deferred amounts between Mineral Units and Services Units under the Program for any Year shall be irrevocable after the first day of such Year or prior to the date on which he or she is first eligible to participate in the Savings Plan, if later.
            SECTION 7. Conversion to Units. The amount of an Employee's deferred Compensation and Matching Contributions for any Year shall be converted to Services Units and/or Minerals Units in accordance with such Employee's election for such Year and shall be credited to such Employee's Incentive Account as of the January 1 next following the Year in which such Compensation was earned. The number (computed to the fourth decimal place) of Units so credited shall be determined by dividing the aggregate amount of all such amounts credited to the Employees' Incentive Account for such Year (a) attributable to the deferral of amounts awarded under the Incentive Plan (including related Matching Contributions) by the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the month of December of the Year immediately prior to the crediting of Units and (b) attributable to the deferral of all other Compensation (including related Matching Contribu-tions) by the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on each trading day during the period commencing on the first day of the month after the Employees' salary (as such term is defined in the Savings
Plan) equals the maximum amount of considered compensation for such Year pursuant to Code Section 401(a)(17) and ending on December 31.
            In addition, an additional number of Units shall be credited to an Employee's Incentive Account as of the January 1 of the following Year in the event a dividend or other distribution is paid with respect to shares of Minerals Stock or Services Stock during the Year. The number of additional Units shall be equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the fourth decimal place), that could have been purchased if (a) the number of Minerals Units and Services Units credited to the Employee's Incentive Account, for the Year pursuant to the preceding paragraph had been credited ratably throughout the portion of the Year com-mencing on the first day of the month after the Employee's salary (as defined in the Savings Plan) equals the maximum amount of considered compensation for such Year pursuant to Code Section 401(a)(17), (b) the dividend or other distribu-tion had been paid to the Incentive Account on the payment date based on the number of shares of the class giving rise to such dividend or distribution represented by the Units credited pursuant to (a) above had a ratable number of Units been credited on the record date for the dividend or dis-tribution, and (c) such dividend or the value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Trans-action Tape on the payment date for the dividend or other distribution. The value of any distribution in property will be determined by the Committee.
            Upon the Employee's termination of employment, any cash amounts not converted into Units credited to his or her Incentive Account in dollars shall be converted into Services Units and/or Minerals Units in accordance with the Employee's election for the Year of termination in the manner described in the first paragraph of this Section 7 based on the quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New
York Stock Exchange Composite Transaction Tape for each trading day during the portion of the Year preceding the month of termination. Such Employee's Incentive Account shall also be credited with an additional number of Units in the event a dividend or other distribution is paid with respect to shares of Minerals Stock or Services Stock during the Year prior to his or her termination of employment. The additional number of Units shall be determined in accordance with the second paragraph of this Section 7 assuming that the number of Minerals Units and Services Units credited to his or her Incentive Account during the Year as a result of his or her termination of employment had been credited ratably during the portion of the Year preceding his or her termination.
            SECTION 8. Adjustments. The Committee shall determine such equitable adjustments in the Units credited to each Incentive Account as may be appropriate to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares, split-up, split-off, spin-off, liquidation or other similar change in capitalization, any distribution to common shareholders other than cash dividends or any exchange of Minerals Stock for Services Stock.
            SECTION 9. Dividends and Distributions. Whenever a cash dividend or any other distribution is paid with respect to shares of Minerals Stock or Services Stock, the Incentive Account of each Employee will be credited with an additional number of Minerals Units and/or Services Units equal to the number of Minerals Shares and Services Shares, including fractional shares (computed to the fourth decimal place), that could have been purchased had such dividend or other distribution been paid to the Incentive Account on the payment date for such dividend or distribution based on the number of shares of the class giving rise to the dividend or distribution represented by the Units in such Incentive
Account as of such date and assuming that the amount of such dividend or value of such distribution had been used to acquire additional Units of the class giving rise to the dividend or other distribution. Such additional Units shall be deemed to be purchased at the average of the high and low per share quoted sale prices of Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Transaction Tape on the payment date for the dividend or other distribution. The value of any dis-tribution in property will be determined by the Committee.

                         ARTICLE VI
                        Distributions

            SECTION 1. Payments on Termination of Employment. Except as otherwise provided in this Article VI, each Employee who has an Incentive Account shall receive a dis-tribution in Minerals Stock and/or Services Stock, in respect of all Units standing to the credit of such Employee's Incentive Account, in a single lump-sum distribu-tion as soon as practicable following his or her termination of employment; provided, however, that an Employee may elect, at least 12 months prior to his or her termination of employment to receive distribution of the Shares represented by Units credited to his or her Incentive Account in equal annual installments (not more than five) commencing on the first day of the month next following the date of his or her termination of employment (whether by death, disability, retirement or otherwise) or as promptly as practicable thereafter. Such Employee may at any time elect to change the manner of such payment, provided that any such election is made at least 12 months in advance of his or her termination of employment.
            The number of shares of Minerals Stock and/or Services Stock to be included in each installment payment shall be determined by multiplying the number of Minerals Units and/or Stock Units, respectively, in the Employee's Incentive Account as of the last day of the month preceding the initial installment payment and as of each succeeding anniversary of such date by a fraction, the numerator or which is one and the denominator of which is the number of remaining installments (including the current installment). Any fractional Units shall be converted to cash based on the average of the high and low per share quoted sale prices of the Services Stock or Minerals Stock, as the case may be, as reported on the New York Stock Exchange Composite Trans-action Tape, on the last trading day of the month preceding the month of distribution and shall be paid in cash.
            SECTION 2.  In-Service Distributions.  Any
Employee may make an election, on or before December 31 of any Year, to receive a distribution in Minerals Stock and/or Services Stock in a lump sum or in not more than five equal annual installments, on or commencing as of January 1 of the second following Year (or as promptly as practicable there-after), in respect of all Units (i.e., both Services Units and Minerals Units) standing to his or her credit in such Incentive Account as of such January 1; provided, however, that no such election shall be effective if (a) such Employee has outstanding at such December 31 an election pursuant to Article III, IV or V to defer any amounts here-under or (b) such Employee's employment shall terminate for any reason prior to such January 1. Such election to receive a distribution or distributions shall be irrevocable, except that it may be revoked, and a new elec-tion may be made, at any time prior to such December 31.
The number of shares of Minerals Stock and/or Services Stock (and the amount of cash representing fractional Units) to be distributed shall be determined in the same manner as provided in Section 1 of this Article VI.

                           ARTICLE VII
                     Designation of Beneficiary

            An Employee may designate in a written election filed with the Committee a beneficiary or beneficiaries (which may be an entity other than a natural person) to receive all distributions and payments under the Program after the Employee's death. Any such designation may be revoked, and a new election may be made, at any time and from time to time, by the Employee without the consent of any beneficiary. If the Employee designates more than one beneficiary, any distributions and payments to such bene-ficiaries shall be made in equal percentages unless the Employee has designated otherwise, in which case the dis-tributions and payments shall be made in the percentages designated by the Employee. If no beneficiary has been named by the Employee or no beneficiary survives the Employee, the remaining Shares (including fractional Shares) in the Employee's Incentive Account shall be distributed or paid in a single sum to the Employee's estate. In the event of a beneficiary's death after installment payments to the beneficiary have commenced, the remaining installments will be paid to a contingent beneficiary, if any, designated by the Employee or, in the absence of a surviving contingent beneficiary, the remaining Shares (including fractional Shares) shall be distributed or paid to the primary beneficiary's estate in a single distribution. All dis-tributions shall be made in Shares except that fractional shares shall be paid in cash.

                          ARTICLE VIII
                          Miscellaneous

            SECTION 1.  Nontransferability of Benefits.
Except as provided in Article VII, Units credited to an Incentive Account shall not be transferable by the Employee (or his or her beneficiaries) other than by will or the laws of descent and distribution or pursuant to a domestic rela-tions order. No Employee, no person claiming through such Employee, nor any other person shall have any right or interest under the Program, or in its continuance, in the payment of any amount or distribution of any Shares under the Program, unless and until all the provisions of the Program, any determination made by the Committee thereunder, and any restrictions and limitations on the payment itself have been fully complied with. Except as provided in this
Section 1, no rights under the Program, contingent or other-wise, shall be transferable, assignable or subject to any pledge or encumbrance of any nature, nor shall the Company or any of its Subsidiaries be obligated, except as otherwise required by law, to recognize or give effect to any such transfer, assignment, pledge or encumbrance.
            SECTION 2. Notices. The Company may require all elections contemplated by the Program to be made on forms provided by it. All notices, elections and other communications pursuant to the Program shall be in writing and shall be effective when received by the Company at the following address:
            The Pittston Company
            100 First Stamford Place
            P. O. Box 120070
            Stamford, CT 06912-0070

            Attention of Vice President -- Human Resources

            SECTION 3. Limitation on Rights of Employee. Nothing in this Program shall be deemed to create, on the part of any Employee, beneficiary or other person, (a) any interest of any kind in the assets of the Company or (b) any trust or fiduciary relationship in relation to the Company.
The right of an Employee to receive any Shares shall be no greater than the right of any unsecured general creditor of the Company.
            SECTION 4.  No Contract of Employment.  The
benefits provided under the Program for an Employee shall be in addition to, and in no way preclude, other forms of compensation to or in respect of such Employee. However, the selection of any Employee for participation in the Program shall not give such Employee any right to be retained in the employ of the Company or any of its Subsidiaries for any period. The right of the Company and of each such Subsidiary to terminate the employment of any Employee for any reason or at any time is specifically reserved.
            SECTION 5.  Withholding.  All distributions
pursuant to the Program shall be subject to withholding in respect of income and other taxes required by law to be withheld. The Company shall establish appropriate procedures to ensure payment or withholding of such taxes.
Such procedures may include arrangements for payment or withholding of taxes by retaining Shares otherwise issuable in accordance with the provisions of this Program or by accepting already owned Shares, and by applying the fair market value of such Shares to the withholding taxes payable.
            SECTION 6.  Amendment and Termination.  The
Committee may from time to time amend any of the provisions of the Program, or may at any time terminate the Program.
No amendment or termination shall adversely affect any Units
(or distributions in respect thereof) which shall thereto-fore have been credited to any Employee's Incentive Account.
In conjunction with the termination of the Program, the Committee may in its discretion determine whether the value of all Units credited to any or all of the Incentive
Accounts under the Program shall be distributed in Shares as promptly as practicable after such termination.